CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Synergy Financial Group, Inc.(the "Company") on Form 10-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), we, John S. Fiore, President and Chief Executive Officer, and Ralph A. Fernandez, Vice
President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John S. Fiore                              /s/Ralph A. Fernandez
-------------------------------------         --------------------------------------------
John S. Fiore                                 Ralph A. Fernandez
President and Chief Executive Officer         Vice President and Chief Financial Officer
(Principal Executive Officer)                 (Principal Financial amd Accpimtomg Officer)


Date: March 26, 2003                           Date: March 26, 2003

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